Chief Executive Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, William F. Glavin, Jr., certify that:

I have reviewed this report on Form N-SAR of the Scudder YieldWise Money Fund, a series of Scudder YieldWise Funds.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                               /s/William F. Glavin, Jr.
                                                 -----------------------------
                                                 William F. Glavin, Jr.
                                                 Chief Executive Officer
                                                 Scudder YieldWise Money Fund,
                                                 a series of Scudder YieldWise
                                                 Funds

Chief Financial Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, Gary L. French, certify that:

I have reviewed this report on Form N-SAR of the Scudder YieldWise Money Fund, a series of Scudder YieldWise Funds.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                               /s/Gary L. French
                                                 -------------------------------
                                                 Gary L. French
                                                 Chief Financial Officer
                                                 Scudder YieldWise Money Fund,
                                                 a series of Scudder YieldWise
                                                 Funds

Chief Executive Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, William F. Glavin, Jr., certify that:

I have reviewed this report on Form N-SAR of the Scudder YieldWise Government Money Fund, a series of Scudder YieldWise Funds.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                           /s/William F. Glavin, Jr.
                                             -----------------------------
                                             William F. Glavin, Jr.
                                             Chief Executive Officer
                                             Scudder YieldWise Government
                                             Money Fund, a series of
                                             Scudder YieldWise Funds

Chief Financial Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, Gary L. French, certify that:

I have reviewed this report on Form N-SAR of the Scudder YieldWise Government Money Fund, a series of Scudder YieldWise Funds.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                               /s/Gary L. French
                                                 -------------------------------
                                                 Gary L. French
                                                 Chief Financial Officer
                                                 Scudder YieldWise Government
                                                 Money Fund, a series of
                                                 Scudder YieldWise Funds

Chief Executive Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, William F. Glavin, Jr., certify that:

I have reviewed this report on Form N-SAR of the Scudder YieldWise Municipal Money Fund, a series of Scudder YieldWise Funds.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                                   /s/William F. Glavin, Jr.
                                                     ---------------------------
                                                     William F. Glavin, Jr.
                                                     Chief Executive Officer
                                                     Scudder YieldWise Municipal
                                                     Money Fund, a series of
                                                     Scudder YieldWise Funds

Chief Financial Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, Gary L. French, certify that:

I have reviewed this report on Form N-SAR of the Scudder YieldWise Municipal Money Fund, a series of Scudder YieldWise Funds.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                               /s/Gary L. French
                                                 -------------------------------
                                                 Gary L. French
                                                 Chief Financial Officer
                                                 Scudder YieldWise Municipal
                                                 Money Fund, a series of
                                                 Scudder YieldWise Funds